BLACKROCK ETF TRUST II

iShares Flexible Income Active ETF

(the “Fund”)

Supplement dated March 14, 2025

to the Statement of Additional Information of the Fund (the “SAI”), dated November 27, 2024, as supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the Fund’s SAI entitled “Investment Objectives and Policies” as it relates to the Fund is deleted in relevant part and replaced with the following:

Initial Public Offering (“IPO”) Risk

Shareholders should retain this Supplement for future reference.

SAI-FLEXIN-0325SUP